UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 29, 2021
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Olympus Blvd, Suite 100
Dallas, Texas 75019
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
As previously announced, on January 6, 2020, Blucora, Inc. (the “Company”) entered into a Stock Purchase Agreement (as amended by the First Amendment to Stock Purchase Agreement, dated as of April 7, 2020, and the Second Amendment to Stock Purchase Agreement, dated as of June 30, 2020, the “Purchase Agreement”) with Honkamp Krueger Financial Services, Inc. (“HKFS”), the selling stockholders named therein (the “Sellers”) and JRD Seller Representative, LLC, as the Sellers’ representative (the “Sellers’ Representative”), pursuant to which the Company agreed to acquire all of the issued and outstanding common stock of HKFS. Following the Company’s entry into the Purchase Agreement, the Company assigned the Purchase Agreement to Spirit Acquisitions, LLC (“Spirit Acquisitions”), an indirect wholly owned subsidiary of the Company.
On June 29, 2021, Spirit Acquisitions, HKFS, the Sellers, and the Sellers’ Representative entered into the Third Amendment to Stock Purchase Agreement (the “Amendment”) to, among other things, revise the definitions of (i) “Assets Under Management” lower the credit from 25% down to 10% that is credited to any earnout calculation for assets acquired by the Company after the closing and placed on the HKFS platform and (ii) “Company’s AUM” to remove the exclusion of Assets Under Management attributable to assets associated with certain specified employees in the Purchase Agreement for purposes of calculating the two potential post-closing earn-out payments payable by Spirit Acquisitions.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No	Description

2.1
Third Amendment to Stock Purchase Agreement, dated June 29, 2021, by and among Spirit Acquisitions, LLC, Honkamp Krueger Financial Services, Inc., the sellers named therein, and JRD Seller Representative, LLC, as the sellers’ representative.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Safe Harbor Statement Under the Private Securities and Litigation Reform Act

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “future,” “will,” “projects,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar expressions and variations. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: the impact of the coronavirus pandemic on the Company’s results of operations and its business, including the impact of the resulting economic and market disruption and the extension of tax filing deadlines and other related relief; the Company’s ability to effectively implement its future business plans and growth strategy; the Company’s ability to effectively compete within its industry; the Company’s ability to attract and retain financial professionals, qualified employees, clients, and customers, as well as its ability to provide strong customer/client service; the Company’s ability to close, finance, and realize all of the anticipated benefits of acquisitions, as well as its ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on its existing indebtedness and leverage; the Company’s future capital requirements and the availability of financing, if necessary; the Company’s ability to meet its current and future debt service obligations, including the Company’s ability to maintain compliance with its debt covenants; downgrade of the Company’s credit ratings; the Company’s ability to generate strong performance for its clients and the impact of the financial markets on its clients’ portfolios; the impact of new or changing legislation and regulations (or interpretations thereof) on the Company’s business, including its ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties or disgorgement to which it may be subject as a result thereof; risks, burdens, and costs, including fines, penalties or disgorgement, associated with the Company’s business being subjected to regulatory inquiries, investigations or initiatives; risks associated with legal proceedings, including litigation and regulatory proceedings; the Company’s ability to manage leadership and employee transitions, including costs and time burdens on management and its board of directors related thereto; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; the Company’s ability to respond to rapid technological changes, including its ability to successfully release new products and services or improve upon existing products and services; the compromising of confidentiality, availability or integrity of information, including cyberattacks; the Company’s expectations concerning the revenues it generates from fees associated with the financial products that it distributes; risks related to goodwill and other intangible asset impairment; the Company’s ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; the Company’s ability to comply with laws and regulations regarding privacy and protection of user data; the Company’s ability to maintain its relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and the Company’s expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; the Company’s beliefs and expectations regarding the seasonality of its business; the Company’s assessments and estimates that determine its effective tax rate; and the Company’s ability to protect its intellectual property and the impact of any claim that the Company has infringed on the intellectual property rights of others. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 2, 2021

BLUCORA, INC.

	By	/s/ Ann J. Bruder
Ann J. Bruder
Chief Legal, Development and
Administrative Officer and Secretary